The Prudential Series FundSupplement dated May 6, 2009 to

Prospectus and Statement of Additional Information (SAI)

Dated May 1, 2009

The discussion entitled "SP Prudential U.S. Emerging Growth Portfolio: Investment Objective: long-term capital appreciation" appearing on page 15 of the Prospectus is hereby deleted and replaced with the following new discussion, as set forth below:

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio generally defines small and medium-sized companies to be those companies within the market capitalization range of the Russell Midcap® Growth Index (measured at the time of purchase). The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The discussion entitled "Investment in Other Investment Companies" appearing on page 76 of the SAI is hereby deleted and replaced with the following new discussion, as set forth below:

INVESTMENT IN OTHER INVESTMENT COMPANIES.

Each Portfolio may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Notwithstanding the limits discussed above, a Portfolio may invest in other investment companies without regard to the limits set forth above provided that the Portfolio complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

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